UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 7, 2023

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-6605

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 7, 2023, Kevin Bostick resigned from his position as the Chief Financial Officer of DHI Group, Inc. (the "Company") effective September 1, 2023. During his tenure, the Company has seen growth and success, and thanks Mr. Bostick for his contributions. Mr. Bostick will continue to serve the Company through December 31, 2023 in order to help support a transition.

In connection with his resignation, the Company and Mr. Bostick have entered into a general release, dated as of August 10, 2023 (the "Release Agreement"). Pursuant to the terms of the Release Agreement, which includes a release of claims by Mr. Bostick against the Company, Mr. Bostick will be entitled to certain payments and benefits, including the following: (i) consultancy fees paid on a monthly basis through December 31, 2023, totaling $136,666.66 in aggregate, and (ii) reimbursement for the cost of health insurance continuation coverage under COBRA through September 30, 2024, provided, however, that the Company's obligation to provide COBRA benefits to Mr. Bostick shall terminate should he become eligible to receive similar benefits prior to September 30, 2024. All of Mr. Bostick's unvested equity awards that remain unvested as of September 1, 2023 will be forfeited and cancelled at such time.

In addition, Mr. Bostick is subject to certain non-compete and non-solicit restrictions as a part of the Release Agreement.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the Release Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 11, 2023, the Company issued a press release relating to Mr. Bostick’s resignation. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 Financial Statements and Exhibits

(a)	Exhibits.

EXHIBIT NO.	DESCRIPTION
10.1	General Release, dated as of August 10, 2023, between DHI Group, Inc. and Kevin Bostick.
99.1	Press Release, dated as of August 11, 2023.
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	August 11, 2023	By: /S/ E. Jack Connolly
Name: E. Jack Connolly
Title: Vice President and General Counsel